                                                THE EMERGING MARKETS
                                                INFRASTRUCTURE FUND, INC.
                                                -----------------------------
                                                SEMI-ANNUAL REPORT
                                                MAY 31, 1997

 CONTENTS

Letter to Shareholders................................................     1

Portfolio Summary.....................................................     9

Schedule of Investments...............................................    11

Statement of Assets and Liabilities...................................    16

Statement of Operations...............................................    17

Statement of Changes in Net Assets....................................    18

Financial Highlights..................................................    19

Notes to Financial Statements.........................................    20

Results of Annual Meeting of Shareholders.............................    25

Description of InvestLink Program.....................................    26

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
 LETTER TO SHAREHOLDERS
                                                                   June 27, 1997

DEAR SHAREHOLDERS:

We   are  writing  to   report  on  the  activities   of  The  Emerging  Markets
Infrastructure Fund, Inc. (the "Fund") for the six months ended May 31, 1997.

At May 31, 1997, the Fund's net asset value ("NAV") was $15.43 per share (net of dividends paid of $0.09 per share), as compared to $13.39 on November 30, 1996.

PERFORMANCE

For the period December 1, 1996 through May 31, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 16.1%. In comparison, the Morgan Stanley Capital International Emerging Markets Free Index (the "Index") returned 12.3% in the same period.

Regional and country selection principally were responsible for the Fund's strong outperformance relative to the Index. NAV greatly benefited from the potent combination of our decision to substantially overweight Latin America and dramatically underweight Asia/Pacific with the considerably superior returns generated by many Latin holdings compared to those of their Asian counterparts.

Our longstanding preference for electricity and telecommunications shares in the largest Latin markets paid off during the period, with many of the Fund's most heavily weighted Brazilian and Chilean stocks performing especially well. In Brazil, the latter included electric companies like Companhia Paulista de Forca e Luz, Companhia Paranaense de Energia-Copel and Companhia Energetica de Minas Gerais ("Cemig"), as well as the telecom providers Telecomunicacoes Brasileiras S.A. and Telecomunicacoes de Sao Paulo S.A. Noteworthy Chilean holdings included the dominant telecom company, Compania de Telecomunicaciones de Chile S.A., and a broad group of electrics-- Chilectra S.A., Enersis S.A., Empresa Nacional de Electricidad S.A. ("Endesa"), Chilgener S.A., Empresa Electrica Pehuenche S.A. and Compania Electrica del Rio Maipo S.A.

Among Asian nations in the Fund, stock selection was best in Hong Kong, where our top performers were Cheung Kong Infrastructure Holdings Ltd., China Light & Power Co. Ltd. and Hongkong Electric Holdings Ltd.; and South Korea, in which our sole holding was the steel giant Pohang Iron & Steel Co., Ltd. which achieved strong returns.

From the commencement of investment operations on December 29, 1993 through May 31, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 13.4%. The Index returned 4.7% during this period.

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                                                                           1

 LETTER TO SHAREHOLDERS

INVESTMENT PHILOSOPHY

Our investment philosophy is simple: the provision of basic infrastructure services is the central requirement for developing economies to sustain high rates of economic growth. Such services include electricity, telecommunications and construction, as well as roads and other means of transportation. In most developing economies today, the availability and quality of such services are highly inadequate.

The appeal of emerging market infrastructure-related companies typically emanates from their very low rates of territorial penetration. Many emerging nations, moreover, are actively engaged in privatization efforts, both to take government out of such businesses and raise badly needed capital. The combination of these and other factors means that most emerging electric and telephone utilities tend to be growth stocks, often with attractive valuations. There are numerous opportunities for appreciation in such stocks throughout the emerging world.

COMPANHIA VALE DO RIO DOCE AND CEMIG PRIVATIZATIONS: GOOD NEWS FOR INFRASTRUCTURE EQUITIES

We have long argued that the conversion of state-owned entities into privately held, market-based companies is one of the fundamental drivers of emerging market equities generally. Since our last report, two privatizations of Brazilian infrastructure companies occurred. In the first, the government sold a 41.7% stake in Companhia Vale do Rio Doce ("CVRD") (the world's largest iron ore producer) to a consortium led by Brazilian steelmaker Companhia Siderurgica Nacional ("CSN") for $3.1 billion. The deal had been expected for months and finally occurred in early May.

We believe that the sale of CVRD has great significance for the broad universe of emerging markets infrastructure equities:

CONFIDENCE-BUILDER - Investors, as well as much of Latin America and the emerging community, look to Brazil as a model for the benefits of privatization. Brazil's success in selling CVRD, then, is widely viewed as a positive sign that privatization can and will go forward.

PRIVATIZATION BACK ON TRACK - The failure to complete the deal earlier had grounded to a halt the entire Brazilian privatization process, which was slated to accelerate in 1997 with the first in a series of high-profile sales of electric utilities and telecommunications providers. Now, the process is back on track.

CHANGED STEEL INDUSTRY ENVIRONMENT - There is a good fit between CSN and CVRD, with much to be gained from synergies and asset reorganizations. For example, CSN can make greater use of CVRD's iron ore operations and CVRD can route more of CSN's products through its extensive transportation network. Due to CVRD's substantive equity positions in several of CSN's competitors and the tangled web of such ownership throughout the entire Brazilian steel sector, however, it is most likely that the sector will experience large-scale consolidation and restructuring over the next few years.

What happens in Brazil is very relevant for infrastructure in all of Latin America (and, by extension, the rest of the emerging world) simply because Brazil accounts for the biggest portion (I.E., about 50%) of total Latin steel

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   2

 LETTER TO SHAREHOLDERS
production. To put this into sharper focus, the next largest player is Mexico, whose share is about 27%. A changing steel business in Brazil, therefore, undoubtedly will have major implications for infrastructure operations in many parts of the globe.

The second important privatization was that of Cemig, the electric utility serving the Brazilian state of Minas Gerais. In late May, the state sold a 33% voting interest for $1.05 billion to an investor group headed by AES, Corp. ("AES"), one of the largest U.S. independent power producers.

The Cemig transaction will have three especially meaningful effects on the Latin American electricity business:

INCREASED CEMIG COMPETITIVENESS - Cemig will receive a comprehensive overhaul from AES and Southern Company, an indirect member of the buying group. A new emphasis on efficiency, large-scale cost reduction and strategic redirection should transform Cemig into a much more aggressive competitor, both within Minas Gerais and elsewhere in Brazil.

VALUATION BENCHMARK FOR ELECTRICITY PRIVATIZATIONS - Since Cemig is the first Brazilian electricity generator to be privatized, its valuation sets the standard for upcoming transactions involving generators (note: there have been separate deals for transmission and distribution companies). We note here that the AES group paid the minimum auction price; if the deal turns out to be especially successful, we would not be surprised to see future valuations much higher, whether set by the sellers or offered by the buyers.

INVESTMENT VEHICLE FOR AES - AES already has considerable experience in Brazilian electricity, having bought control of and engineered the turnaround of the Rio de Janeiro-area distributor Light. Southern has been an active acquirer of electric companies in Europe and Asia. Both have made clear the intention to use Cemig as their primary vehicle for investment in future privatizations of Brazilian generators and other opportunities in Latin America.

FEATURED COMPANIES

To best illustrate how we have put our investment philosophy to work, we'd like to discuss a few of our specific holdings.

CHILGENER S.A.

Among the Fund's earliest holdings is Chilgener S.A. ("Chilgener"), Chile's second-largest electricity generator in terms of generating capacity. Chilgener became an independent entity in 1988, when it was fully privatized as the generator for the nation's capitol and largest city, Santiago. Its equity ownership is distributed among Chilean pension funds (49% of total shares), small investors (25%), freely traded American Depositary Receipts ("ADRs") (12%), the Chilean forest products giant Compania de Petreoleos de Chile S.A. (10%) and foreign investment funds (4%).

Chilgener has significant investment appeal both within Chile and more broadly in Latin America. In its domestic market, its market share (18%) is exceeded only by that of Endesa (44% and, by far, the biggest Chilean generator).

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                                                                           3

 LETTER TO SHAREHOLDERS
Chilgener takes on additional strategic importance, however, due to its highly advantageous mix of generation sources. About 75% of its capacity is thermal (I.E., heat-derived) and the remainder hydro (I.E., water-derived); since all other generators are mostly hydro-based, Chilgener is the lowest-cost producer and uniquely able to benefit from either high or low rainfall conditions. This last factor enabled the company to thrive during the severe drought that affected Chile for several months until recently.

Chilgener is expanding its reach elsewhere in Latin America via an aggressive foreign investment program. It currently has complete or partial ownership of numerous electricity operations in Argentina, Colombia, Peru and Brazil, and figures to regionally expand even further in the next few years.

Here is a brief summary of why our view of Chilgener's prospects is quite favorable:

VIBRANT DOMESTIC MARKET - Fueled by strong economic and industrial activity, demand for electricity in Chile currently is vigorous and projected to grow at annualized rates several percentage points above that of the aggregate economy over the next few years.

CAPACITY EXPANSION - An aggressive program to add domestic generating capacity will raise Chilgener's market share, improve its competitive position in Chile's northern region and reinforce its status as the low-cost producer.

LEADING PRESENCE IN NORTHERN CHILE - Chilgener's principal market is Chile's central region, which contains over 90% of the country's population. It also has become the most dynamic player in the mountainous northern region, due to its early recognition that the surge in mining activity there would require increasingly heavy electricity consumption. Since there is little access to hydro capacity in the north, furthermore, most demand there must be filled by thermal power, Chilgener's strength.

STRONG MANAGEMENT  - Top  management  is competition-hardened  and  consistently
forward-looking.   In  addition,  it  has  singular  insight  into  the  Chilean electricity business, having played a major role in the development of the domestic competitive framework.

COMPETITIVE EXPERIENCE - Chilgener has successfully operated in Latin America's most competitive/deregulated electricity markets (I.E., Chile, Argentina, Peru, Bolivia) for years. This should considerably enhance its ability to succeed in markets that only now are being opened to private-sector participation (I.E., Brazil, Mexico, Venezuela, Colombia).

BROADER INFRASTRUCTURE DIVERSIFICATION - Chilgener is actively investing in businesses that, while electricity-related, are not subject to electricity price risk (E.G., ports/shipping, natural gas distribution, coal mining and distribution). These will enable the company both to more effectively manage its costs and reduce its reliance on generation, and should account for a rising share of revenues going forward. For investors, then, Chilgener represents much more of a broad infrastructure play than simply a pure utility.

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   4

 LETTER TO SHAREHOLDERS

POHANG IRON & STEEL CO., LTD.

Shares of Pohang Iron & Steel Co., Ltd., more commonly known as "POSCO", represent an exciting investment opportunity in a relatively unexciting business. South Korea-based POSCO is the world's second-largest integrated steel manufacturer in terms of production capacity, exceeded only by Japan's Nippon Steel. More important, it is universally regarded as perhaps the lowest-cost, most efficient and most profitable steel company of any size globally.

POSCO was founded in 1968 by the Korean government, which retains a 34% ownership stake (the remaining equity is publicly held). It dominates the domestic steel business, with market shares of at least 50% in all major product categories. The early-1997 bankruptcies of two other Korean steelmakers has only helped to tighten POSCO's grip on this market even further. By virtue of the company's sheer size and importance to the Korean economy, the government is expected to maintain trade policies that will support its ongoing competitiveness.

In our view, the key element that links together all of POSCO's considerable investment positives is its low-cost/most-efficient status:

- A greater share of revenues can result in profits and cash flow. Large expenditures, therefore, can be internally funded and balance-sheet leverage can remain relatively low.

- POSCO enjoys unusually high pricing flexibility.

- Since steel is a commodity product, cost-competitiveness is of paramount concern to producers. POSCO's costs are much lower than those of other steelmaking countries on a dollars-per-ton basis.

- The potential for meaningful foreign penetration of the Korean market is low.

- POSCO can be competitive even in the sheltered Japanese market (which accounts for about 40% of total company exports).

We consider POSCO's future prospects especially bright, due to an unusually favorable confluence of broad-market conditions and company-specific circumstances. POSCO's capacity utilization rate normally exceeds 100%, meaning that it cannot make as much as it can sell; hence, it is aggressively adding capacity, primarily in value-added/ premium-priced products. Since an industrial boom in Korea has created a state of overdemand for steel, the new capacity will easily be absorbed into the market. Heavy demand both in the home and export sectors has resulted in sharply rising prices worldwide, furthermore, allowing POSCO to enjoy noteworthy pricing power while simultaneously being assured of demand for its products.

An additional positive for POSCO is that its expenses are falling while its prices are going up. This is because it has steadily reduced its workforce in recent years and already has passed the point of highest capital spending in its new-capacity program. Profits and cash flow will increase accordingly.

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                                                                           5

 LETTER TO SHAREHOLDERS

POSCO is an outstanding emerging market infrastructure story not simply because of its domestic prominence. About one-third of 1996 sales were to other countries, of which China and Southeast Asia (both of which require increasing supply of imported steel) accounted for 40%. The reach and strength of its Asian distribution network, moreover, are unrivaled, giving it a substantial competitive advantage among steel suppliers to Asian markets.

MOSENERGO

A recent addition to the portfolio is Mosenergo, the most prominent of Russia's publicly traded electric utilities. Mosenergo's origins date back to the establishment of the Electric Lighting Corporation in Russia in 1886. It was privatized in 1993, when 51% of shares were sold to employees. Additional equity was sold to foreign investors in a 1995 private placement of ADRs. Ownership currently is distributed among UES, the national transmission company (49%), foreign investors (35%), employees, management and individual investors (11%) and other Russian companies (5%).

We view Mosenergo as an attractive opportunity, based on a multifaceted investment thesis:

TOP PEER RANKING - Mosenergo is the largest of the 72 Russian energos (I.E., regional electric companies) in terms of market size, generating capacity and actual generating output. Its performance also is superior, as measured by profitability and efficiency. Its generating facilities are youngest by far, which has allowed it to meaningfully reduce fuel consumption and labor costs. The age of Mosenergo's facilities becomes even more appealing in light of the relatively antiquated state of Russian infrastructure generally.

Perhaps the most troublesome aspect of doing business for all Russian utilities is the combination of a low collections rate for receivables with a low portion of receivables paid in cash. In 1996, for example, 69% of Mosenergo's receivables were paid, of which cash was only half (the remainder was paid in the form of IOU-type notes and barter). Although the company certainly has room for improvement in this respect, it is well ahead of its peers.

DESIRABLE SERVICE TERRITORY - As its name suggests, Mosenergo provides energy to Moscow and its environs. Location in Moscow is quite favorable for Mosenergo due to the area's status as the nation's capitol and one of Russia's fastest growing economic regions; the sheer size of its population (16 million); its high level of per-capita income, which is positive both for collections and sales (note: higher-income people tend to use the most electricity of any customer segment); and its relatively beneficial regulatory environment. Among the most widely cited of Mosenergo's advantages from its Moscow location is the diversity of the region's customer base. This is important because of the differences in electricity rates paid by the various customer segments, particularly residential (whose rates currently are lowest and are projected to rise most in the next few years) and industrial (highest now and projected to drop). Of all the energos, Mosenergo has the highest proportion of sales to residential customers and lowest to industrials.

For all of these reasons, Mosenergo's performance is much more likely than that of its peers to gain during periods of economic buoyancy and much less likely to suffer during hard economic times.

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   6

 LETTER TO SHAREHOLDERS

POSITIVE  EQUITY  PROFILE  -  Mosenergo  possesses  several   investment-related
characteristics that make its shares stand apart from most other Russian equities:

- The first  Russian  company  to  conform  its  financial  statements  to  U.S.
  Generally Accepted Accounting Principles, the standard for most global investors.

- One of the most transparent of Russian companies with regard to providing company information to the investment community, in English as well as Russian.

- Perhaps the highest liquidity among Russian stocks.

- Top management that owns, by far, the largest equity stake among Russian electricity companies (I.E., 2.5%) and is notably shareholder-oriented.

- Almost no long-term debt of any kind.

POTENTIAL GROWTH OF THE RUSSIAN EQUITY MARKET -- Generally investment conditions for Russian equities are improving. Beginning with Mosenergo, nine companies have issued ADRs, and 8-11 more are expected to do so in 1997. Following the first New York Stock Exchange listing of a Russian company (I.E., Vimpelcom) in November 1996, five more have announced plans to list in 1998. All companies with shares trading outside Russia, furthermore, are among the highest-capitalized Russian companies and are likely to become the first generation of Russian blue chips after an initial period of market seasoning.

Like all emerging equity markets, Russia's will tend to be significantly liquidity-driven for several years. As the Russian macroeconomic environment continues to improve, an increasing number of foreign investors will be attracted to Russian stocks and will have only a small universe of issues from which to choose. This bodes very well for companies like Mosenergo that combine liquidity and an openness to foreign investors with a market perception as a good proxy for the overall Russian economy.

OUTLOOK

Prospects for emerging markets infrastructure equities are bright. Here is a brief summary of the broadly bullish case for emerging markets infrastructure equities:

- The combination of huge potential demand and low market penetration, alone, is enough to keep infrastructure-related companies busy in emerging markets well into the next century. The World Bank, for example, estimates that the total cost of infrastructure projects in Asia over the 10-year period of 1995-2004 will be $1.5 TRILLION.

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                                                                           7

 LETTER TO SHAREHOLDERS

- Privatization continues to be a fundamental driver for infrastructure stocks. The substantial number of companies not yet offered for sale will keep the privatization calendar full for at least the next three to five years. In addition, the bidding for such sales is growing increasingly competitive, with several buyers or buying groups aggressively participating.

- Established-nation telephony and electricity providers, whose products form the core of a country's infrastructure, are encountering unprecedented competition as their local markets are deregulated. They now see the best growth opportunities overseas, especially in the emerging regions of Latin America and non-Japan Asia.

- Increasing global competition in key infrastructure sectors such as telephony, electricity and cement is forcing companies to consolidate via acquisitions in order to survive. Again, the best opportunities are being found in emerging markets. Foreign direct investment into developing nations is booming. At the same time, developing economies are improving and financial markets are being liberalized. Infrastructure companies typically provide the best-researched, most liquid stocks available for foreign investment.

- The level of sovereign credit quality for many developing nations has risen high enough in the last few years to meaningfully improve investors' perceptions of country risk.

We appreciate your continued confidence in the Fund and would be pleased to respond to your questions and comments.

Sincerely yours,

                [SIG]
Richard W. Watt
Chief Investment Officer *

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for managament of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. He also is Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

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   8

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THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS
                                            11/30/96    5/31/97
Cellular Communications                       10.36%      6.50%
Electric Distribution                         20.82%     20.64%
Electric Generation                            7.98%     12.78%
Gas & Oil                                      7.59%      7.88%
Infrastructure & Construction                 10.09%      9.39%
Investment Companies                           1.39%      1.35%
Local and/or Long Distance Telephone
Service                                       18.21%     17.04%
Telecommunications                             2.10%      8.93%
Other Infrastructure                          12.16%     10.38%
Cash & Cash Equivalents                        9.30%      5.11%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                   11/30/96    5/31/97
Asia                                 23.36%     20.36%
Caribbean                             0.53%      0.35%
Eastern Europe                        5.07%      9.81%
Europe                               10.99%      7.41%
Latin America                        44.02%     48.89%
Middle East                           4.99%      6.44%
Global                                3.71%      3.68%
Cash & Cash Equivalents               7.33%      3.06%

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                                                                           9

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1997 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF EQUITY OR EQUITY-LINKED SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                   11/30/96    5/31/97
Argentina                             2.44%      1.32%
Brazil                               14.85%     22.78%
Chile                                14.13%     13.98%
Eastern Europe                        5.07%      8.76%
Hong Kong                             8.28%      7.28%
India                                 0.00%      2.81%
Israel                                5.00%      6.44%
Italy                                 4.38%      1.77%
Malaysia                              4.77%      2.82%
Mexico                                4.41%      3.64%
Peru                                  3.88%      3.24%
Philippines                           3.06%      3.35%
Portugal                              3.69%      4.19%
Thailand                              2.72%      0.00%
Global                                3.71%      3.68%
Other                                10.31%      8.83%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Companhia Paulista de Forca e Luz                        Electric Distribution           Brazil               4.9
--------------------------------------------------------------------------------------------------------------------------------
       2.  Companhia Paranaense de Energia-Copel                     Electric Generation            Brazil               4.8
--------------------------------------------------------------------------------------------------------------------------------
       3.  Companhia Energetica de Minas Gerais                     Electric Distribution           Brazil               3.8
--------------------------------------------------------------------------------------------------------------------------------
       4.  Chilectra S.A.                                           Electric Distribution           Chile                3.6
--------------------------------------------------------------------------------------------------------------------------------
       5.  Portugal Telecom, S.A.                                 Local and/or Long Distance
                                                                      Telephone Service            Portugal              3.3
--------------------------------------------------------------------------------------------------------------------------------
       6.  Compania de Telecomunicaciones de Chile S.A.           Local and/or Long Distance
                                                                      Telephone Service             Chile                2.8
--------------------------------------------------------------------------------------------------------------------------------
       7.  Millicom International Cellular S.A.                    Cellular Communications          Global               2.8
--------------------------------------------------------------------------------------------------------------------------------
       8.  Cementos Mexicanos, S.A. de C.V.                          Other Infrastructure           Mexico               2.8
--------------------------------------------------------------------------------------------------------------------------------
       9.  Philippine Long Distance Telephone Co.                 Local and/or Long Distance
                                                                      Telephone Service          Philippines             2.5
--------------------------------------------------------------------------------------------------------------------------------
      10.  Telecomunicacoes Brasileiras S.A.                      Local and/or Long Distance
                                                                      Telephone Service             Brazil               2.5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS - MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-94.89%
 EQUITY OR EQUITY-LINKED SECURITIES OF INFRASTRUCTURE
 COMPANIES IN EMERGING COUNTRIES-86.07%
 ARGENTINA-1.32%
Argentine Cellular
 Communications Holdings
 Ltd.*+..................        347,578  $         0
Camuzzi Argentina
 S.A.*+..................      1,729,347    3,289,996
                                          -----------
TOTAL ARGENTINA (Cost $6,077,487).......    3,289,996
                                          -----------
 BRAZIL-22.78%
Companhia Energetica de
 Brasilia................     33,828,000    4,613,627
Companhia Energetica de
 Minas Gerais PN.........    208,390,390    9,538,654
Companhia Paranaense de
 Energia-Copel PNB+......    801,553,000   11,830,488
Companhia Paulista de
 Forca e Luz ON..........     83,823,975   12,262,340
Companhia Siderurgica
 Nacional ON.............     36,955,000    1,208,244
Petroleo Brasileiro S.A.
 PN......................     10,161,000    2,429,908
Telecomunicacoes
 Brasileiras S.A. PN
 ADR.....................         44,690    6,139,289
Telecomunicacoes de Sao
 Paulo S.A. PN...........      9,909,291    3,397,207
Telecomunicacoes de Sao
 Paulo S.A. PN, Rights
 (expiring 06/20/97)+....        431,824       14,522
Telecomunicacoes do
 Parana S.A. PN(a).......      1,552,000    1,029,351
Trafo Equipamentos
 Electricos S.A. PN+.....        509,800    1,466,776
Usinas Siderurgicas de
 Minas Gerais S.A.
 ADR++...................        142,400    1,548,600
Usinas Siderurgicas de
 Minas Gerais S.A. PN....  1,054,700,000    1,142,879
                                          -----------
TOTAL BRAZIL (Cost $44,579,819).........   56,621,885
                                          -----------
 CHILE-13.98%
Besalco S.A..............        161,674      976,567

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CHILE (CONTINUED)
Chilectra S.A. ADS++#....        320,000  $ 8,877,440
Chilgener S.A............      4,144,651    1,632,726
Chilquinta Energia
 S.A.....................          6,113       70,930
Chilquinta S.A. ADR......         20,000      310,500
Compania de
 Telecomunicaciones de
 Chile S.A. ADR#.........        204,000    6,987,000
Compania Electrica del
 Rio Maipo S.A...........      2,320,540    1,274,261
Compania General de
 Electricidad S.A........        605,258    2,615,535
Compania Nacional de
 Telefonos S.A...........          4,285        2,762
Empresa Electrica de
 Antofagasta S.A.........        577,581      296,478
Empresa Electrica de
 Arica S.A...............      1,321,792      309,265
Empresa Electrica de
 Iquique S.A.............        681,693      211,580
Empresa Electrica
 Pehuenche S.A...........      1,044,341    1,533,412
Empresa Nacional de
 Electricidad S.A........      3,092,853    2,237,399
Empresa Nacional de
 Telecomunicaciones
 S.A.....................        195,234    1,482,259
Empresas Emel S.A........         84,328    1,833,130
Enersis S.A. ADR#........         72,000    2,502,000
Sociedad Austral de
 Electricidad S.A........         61,355    1,604,004
                                          -----------
TOTAL CHILE (Cost $24,663,677)..........   34,757,248
                                          -----------
 EASTERN EUROPE-8.77%
Brisa Bridgestone
 Sabanci.................      4,119,788    1,459,003
Elektrim Spolka Akcyjna
 S.A.....................        553,287    4,935,363
Eregli Demir Ve Celik
 Fabrikalari T.A.S.......     22,117,400    2,976,454
Global Telesystems
 Group*+.................        189,345    3,786,900
Lukoil Oil Co. ADR#......         45,000    2,700,000
Mosenergo ADR++..........         65,800    2,500,400
PLD Telekom, Inc.+.......        317,100    1,783,687

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EASTERN EUROPE (CONTINUED)
Surgutneftegaz ADR#......         38,600  $ 1,653,769
                                          -----------
TOTAL EASTERN EUROPE
 (Cost $20,149,554).....................   21,795,576
                                          -----------
 HONG KONG-7.28%
Cheung Kong
 Infrastructure Holdings
 Ltd.....................      1,390,000    4,404,014
China Light & Power Co.
 Ltd.+...................        493,000    2,468,658
Hongkong Electric
 Holdings Ltd.+..........        642,000    2,311,647
Hong Kong & China Gas
 Company Ltd.+...........      1,901,491    3,312,916
New World Infrastructure
 Ltd.+...................      1,799,600    5,597,259
                                          -----------
TOTAL HONG KONG (Cost $12,930,311)......   18,094,494
                                          -----------
 HUNGARY-1.04%
MOL Magyar Olaj-es
 Gazipari Rt. GDR+ (Cost
 $2,253,875).............        138,700    2,590,222
                                          -----------
 INDIA-2.05%
Videsh Sanchar Nigam Ltd.
 GDR+....................         18,000      370,800
Videsh Sanchar Nigam Ltd.
 GDR+,++.................        229,530    4,728,318
                                          -----------
TOTAL INDIA (Cost $4,750,523)...........    5,099,118
                                          -----------
 INDONESIA-2.06%
PT Citra Marga Nusaphala
 Persada.................      1,553,000    1,548,212
PT Semen Gresik..........      1,493,500    3,561,069
                                          -----------
TOTAL INDONESIA (Cost $4,909,787).......    5,109,281
                                          -----------
 ISRAEL-5.23%
ECI Telecommunications
 Ltd.....................        168,700    3,901,187
Geotek Communications,
 Inc.+#..................         56,087      250,639
Geotek Communications,
 Inc., Convertible
 Preferred Series M,
 8.50%*..................            100      515,882
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 ISRAEL (CONTINUED)
Geotek Communications,
 Inc., Convertible
 Preferred Series N
 (units)*+(b)............          1,584  $   725,377
Gilat Satellite Networks
 Ltd.#+..................         75,307    2,372,171
Nexus Telecommunications
 Systems
 Ltd.(units)+(c).........        210,283      855,326
Superbowl Acquisition
 LDC+++..................             96    1,215,574
Tadiran
 Telecommunications
 Ltd.#...................         64,500    1,169,063
Teledata Communication
 Ltd.+...................         65,700    2,003,850
                                          -----------
TOTAL ISRAEL (Cost $13,312,508).........   13,009,069
                                          -----------
 MALAYSIA-2.82%
Petronas Gas Berhard.....        375,000    1,358,101
Petronas Gas Berhard,
 Int'l Warrants (expiring
 08/17/00)+..............        640,000    1,029,013
Tenega Nasional
 Berhard.................        517,000    2,366,180
United Engineers Ltd.....        280,000    2,262,108
                                          -----------
TOTAL MALAYSIA (Cost $6,605,037)........    7,015,402
                                          -----------
 PERU-3.24%
Ontario-Quinta A.V.V.*...      2,085,000    2,679,798
Telefonica del Peru S.A.
 ADR.....................         94,900    2,408,088
Telefonica del Peru S.A.,
 Class B.................      1,157,354    2,961,228
                                          -----------
TOTAL PERU (Cost $5,405,517)............    8,049,114
                                          -----------
 PHILIPPINES-3.35%
International Container
 Terminal Services,
 Inc.+...................      3,823,500    2,065,777
Philippine Long Distance
 Telephone Co. ADR#......        108,200    6,262,075
                                          -----------
TOTAL PHILIPPINES (Cost $10,691,908)....    8,327,852
                                          -----------
 PORTUGAL-4.19%
Cimpor-Cimentos de
 Portugal, S.A...........        105,640    2,320,564

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 PORTUGAL (CONTINUED)
Portugal Telecom, S.A....        144,857  $ 5,554,108
Portugal Telecom, S.A.
 ADR.....................         66,280    2,551,780
                                          -----------
TOTAL PORTUGAL (Cost $6,653,932)........   10,426,452
                                          -----------
 PUERTO RICO-0.35%
CoreComm Inc.+ (Cost
 $1,231,325).............         54,600      873,600
                                          -----------
 SINGAPORE-0.76%
Keppel Corp. Ltd.........        330,000    1,522,757
Keppel Corp. Ltd., Class
 A+......................         82,500      369,153
                                          -----------
TOTAL SINGAPORE (Cost $2,324,745).......    1,891,910
                                          -----------
 SOUTH KOREA-1.28%
Pohang Iron & Steel Co.,
 Ltd., ADR# (Cost
 $2,915,000).............        110,000    3,190,000
                                          -----------
 VENEZUELA-1.89%
C.A. La Electricadad de
 Caracas, SAICA-SACA.....      2,230,954    2,535,149
Compania Anonima Nacional
 Telefonos de Venezuela
 ADR+....................         58,350    2,166,244
                                          -----------
TOTAL VENEZUELA (Cost $4,392,538).......    4,701,393
                                          -----------
 GLOBAL-3.68%
International Wireless
 Communications, Inc.,
 Series D*+..............          5,503    2,063,625
International Wireless
 Communications, Inc.,
 Series F*+..............            386      144,750
International Wireless
 Communications, Inc.,
 Warrants (expiring
 12/31/98)*+.............             31          581
Millicom International
 Cellular S.A.+#.........        152,981    6,941,513
                                          -----------
TOTAL GLOBAL (Cost $4,958,198)..........    9,150,469
                                          -----------
TOTAL EMERGING COUNTRIES
 (Cost $178,805,741)....................  213,993,081
                                          -----------
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN
 DEVELOPED COUNTRIES-3.22%
 ITALY-1.77%
Telecom Italia Mobile
 S.p.A...................        813,600  $ 2,386,093
Telecom Italia Mobile
 S.p.A., Non Convertible
 Savings Shares..........      1,155,000    2,017,408
                                          -----------
TOTAL ITALY (Cost $1,819,420)...........    4,403,501
                                          -----------
 NETHERLANDS-0.55%
Koninklijke PTT Nederland
 N.V. (Cost
 $1,063,513).............         38,900    1,359,287
                                          -----------
 SPAIN-0.90%
Iberdrola S.A. (Cost
 $1,456,168).............        182,100    2,233,963
                                          -----------
TOTAL DEVELOPED COUNTRIES
 (Cost $4,339,101)......................    7,996,751
                                          -----------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER
 ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING
 COUNTRY'S INFRASTRUCTURE-4.25%
 ISRAEL-0.61%
Koor Industries Ltd......         13,118    1,162,500
Koor Industries Ltd.
 ADR#....................         20,500      358,750
                                          -----------
TOTAL ISRAEL (Cost $1,689,175)..........    1,521,250
                                          -----------
 MEXICO-3.64%
Cementos Apasco, S.A.
 de C.V..................        325,000    2,125,285
Cementos Mexicanos, S.A.
 de C.V., Class B........        955,925    3,917,527
Cementos Mexicanos, S.A.
 de C.V. CPO.............        800,000    2,995,194
                                          -----------
TOTAL MEXICO (Cost $11,346,142).........    9,038,006
                                          -----------
TOTAL OTHER ESSENTIAL SERVICES
 (Cost $13,035,317).....................   10,559,256
                                          -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 INVESTMENT COMPANIES IN EMERGING COUNTRIES-1.35%
 INDIA-0.76%
India Special Situations
 Fund Ltd.*+ (Cost
 $2,000,000).............          2,000  $ 1,876,700
                                          -----------
 ISRAEL-0.59%
The Renaissance Fund
 LDC+++ (Cost
 $1,600,000).............            160    1,474,546
                                          -----------
TOTAL INVESTMENT COMPANIES
 (Cost $3,600,000)......................    3,351,246
                                          -----------
TOTAL EQUITY OR EQUITY-LINKED
  SECURITIES (Cost $199,780,159)........  235,900,334
                                          -----------
 SHORT-TERM INVESTMENTS-2.05%
 CHILEAN CERTIFICATES OF DEPOSIT-0.50%
                            Units (000)
                           -------------
Banco Santiago, 6.55%,
 07/28/97................   CLP       15      476,754
Banco del Pacifaco,
 6.70%, 06/23/97.........              7      214,560
Banco del Pacifaco,
 6.60%, 07/07/97.........              5      163,304
Banco del Pacifaco,
 6.55%, 07/28/97.........             12      382,885
                                          -----------
TOTAL CHILEAN CERTIFICATES OF
  DEPOSIT (Cost $1,240,985).............    1,237,503
                                          -----------

                               Units         Value
Description                    (000)       (Note A)
-----------------------------------------------------
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-0.21%
Banco Santiago, 6.70%,
 06/16/97**..............   CLP       12  $   369,462
Banco Security, 6.70%,
 06/09/97**..............              5      155,035
                                          -----------
TOTAL CHILEAN INFLATION-ADJUSTED
  TIME DEPOSITS (Cost $531,328).........      524,497
                                          -----------
 CHILEAN MUTUAL FUNDS-0.41%
                              No. of
                              Shares
                           -------------
Fondo Mutuo Banco
 Santander...............         14,032       50,595
Fondo Mutuo Operacional
 BanChile................         34,140      396,166
Fondo Mutuo Security
 Check...................        106,021      455,716
Fondo Mutuo Security
 Premium.................         20,088      118,515
                                          -----------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $989,509)........................    1,020,992
                                          -----------
 CHILEAN REPURCHASE AGREEMENTS-0.93%
                             Par (000)
                           -------------
Citibank, N.A. (Agreement
 dated 05/26/97, to be
 repurchased at
 $1,288,825), 10.08%,
 06/02/97 (Note G).......   CLP  539,000    1,287,330

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                Par          Value
Description                    (000)       (Note A)
-----------------------------------------------------
 CHILEAN REPURCHASE AGREEMENTS (CONTINUED)
Molina, Swett y Valdes
 S.A. (Agreement dated
 05/26/97 to be
 repurchased at
 $1,017,758), 10.20%,
 06/02/97 (Note G).......   CLP  425,627  $ 1,017,907
                                          -----------
TOTAL CHILEAN REPURCHASE
  AGREEMENTS (Cost $2,301,942)..........    2,305,237
                                          -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $5,063,764)......................    5,088,229
                                          -----------

TOTAL INVESTMENTS-96.94%
  (Cost $204,843,923) (Notes A,D).......  240,988,563
CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES-3.06%..................    7,613,948
                                          -----------
NET ASSETS-100.00%......................  $248,602,511
                                          -----------
                                          -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security (See Note F).
#          Security or a portion thereof is out on loan.
(a)        With an additional 129,520 warrants attached,
           expiring 06/24/97, with no market value.
(b)        With an additional 30 warrants attached, expiring
           06/20/01, with no market value.
(c)        Includes 210,283 warrants, expiring 11/28/97, with a
           market value of $14,194.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CLP        Chilean Pesos.
CPO        Ordinary Participation Certificates.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $204,843,923) (Note A).................     $240,988,563
Cash (Note A)...........................        3,742,427
Receivables:
  Investments sold......................        3,296,769
  Dividends.............................        1,296,401
  Interest..............................           18,981
Prepaid expenses and other assets.......           58,707
                                             ------------
Total Assets............................      249,401,848
                                             ------------

 LIABILITIES
Payables:
  Advisory fee (Note B).................          520,607
  Administration fees (Note B)..........           65,889
  Other accrued expenses................          212,841
                                             ------------
Total Liabilities.......................          799,337
                                             ------------
NET ASSETS (applicable to 16,107,169
 shares of common stock outstanding)
 (Note C)...............................     $248,602,511
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($248,602,511
  DIVIDED BY 16,107,169)................           $15.43
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 16,107,169 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     16,107
Paid-in capital.........................      223,751,241
Undistributed net investment income.....        1,568,065
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (12,873,526)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       36,140,624
                                             ------------
Net assets applicable to shares
 outstanding............................     $248,602,511
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 3,664,651
  Interest..............................         642,882
  Less: Foreign taxes withheld..........        (216,389)
                                             -----------
  Total Investment Income...............       4,091,144
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       1,509,072
  Administration fees (Note B)..........         188,686
  Custodian fees........................         166,889
  Accounting fees.......................          75,968
  Printing..............................          48,986
  Audit and legal fees..................          47,329
  Directors' fees.......................          22,010
  Insurance.............................          17,991
  Transfer agent fees...................          13,585
  NYSE listing fees.....................          12,063
  Amortization of organizational
   costs................................           4,983
  Other.................................           7,634
  Brazilian taxes (Note A)..............         113,136
                                             -----------
  Total Expenses........................       2,228,332
                                             -----------
  Net Investment Income.................       1,862,812
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      10,831,442
  Foreign currency related
   transactions.........................        (248,735)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      21,871,617
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      32,454,324
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $34,317,136
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Six Months          For the Fiscal Year
                                              Ended May 31, 1997                 Ended
                                                 (unaudited)               November 30, 1996
                                             ---------------------------------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................     $         1,862,812       $              1,880,763
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................              10,582,707                     (9,785,197)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currencies....              21,871,617                     38,167,737
                                             --------------------      -------------------------
    Net increase in net assets resulting
     from operations....................              34,317,136                     30,263,303
                                             --------------------      -------------------------
Dividends to shareholders:
  Net investment income.................              (1,449,645)                    (1,449,645)
                                             --------------------      -------------------------
    Total increase in net assets........              32,867,491                     28,813,658
                                             --------------------      -------------------------

 NET ASSETS
Beginning of period.....................             215,735,020                    186,921,362
                                             --------------------      -------------------------
End of period (including undistributed
 net investment income of $1,568,065 and
 $1,154,898, respectively)..............     $       248,602,511       $            215,735,020
                                             --------------------      -------------------------
                                             --------------------      -------------------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   18

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                 For the Fiscal
                                          For the Six Months      Years Ended        For the Period
                                                Ended             November 30,     December 29, 1993*
                                             May 31, 1997      ------------------       through
                                             (unaudited)         1996      1995    November 30, 1994
                                          -----------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....         $13.39          $11.60    $14.17         $13.89**
                                             ----------        --------  --------     ----------
Net investment income/(loss)............           0.12            0.12      0.07          (0.01)
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions...................           2.01            1.76     (2.59)          0.29
                                             ----------        --------  --------     ----------
Net increase/(decrease) in net assets
 resulting from operations..............           2.13            1.88     (2.52)          0.28
                                             ----------        --------  --------     ----------
Dividends and distributions to
 shareholders:
  Net investment income.................          (0.09)          (0.09)    (0.03)            --
  Net realized gain on foreign currency
   related transactions.................             --              --     (0.02)            --
                                             ----------        --------  --------     ----------
Total dividends and distributions to
 shareholders...........................          (0.09)          (0.09)    (0.05)            --
                                             ----------        --------  --------     ----------
Net asset value, end of period..........         $15.43          $13.39    $11.60         $14.17
                                             ----------        --------  --------     ----------
                                             ----------        --------  --------     ----------
Market value, end of period.............         $12.50          $10.75     $9.75         $11.88
                                             ----------        --------  --------     ----------
                                             ----------        --------  --------     ----------
Total investment return(a)..............          17.18%          11.11%   (17.49)%        (14.87)%
                                             ----------        --------  --------     ----------
                                             ----------        --------  --------     ----------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................       $248,603        $215,735  $186,921       $228,171
Ratio of expenses to average net
 assets#................................           1.92%(b)        1.81%     1.83%          2.02%(b)
Ratio of net investment income/(loss) to
 average net assets.....................           1.60%(b)        0.90%     0.65%         (0.13)%(b)
Portfolio turnover rate.................          30.97%          23.89%    13.73%         24.63%
Average commission rate per share(c)....        $0.0002         $0.0009        --             --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.
# Ratios shown are inclusive of taxes, if any. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 1.82% for the six months ended May 31, 1997 and 1.96% for the period December 29, 1993 through November 30, 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was incorporated in Maryland on October 12, 1993 and commenced investment operations on December 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At May 31, 1997, the Fund held 7.15% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $18,726,247 and fair value of $17,773,729. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 1997, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 1996, the Fund had a capital loss carryover of $18,862,433 of which $1,079,127 expires in 2002, $12,947,038 expires in 2003 and $4,836,268 expires in 2004.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended May 31, 1997, the Fund incurred no such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
transactions are not affected by this tax. For the calendar year ending December 31, 1994, the Brazilian Congress imposed a 0.25% witholding tax on financial transactions.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 1997, was $18,334,643, for which the Fund has received cash as collateral of $18,750,707. Such cash collateral was reinvested into a repurchase agreement which is in turn collateralized by U.S. Government agency securities. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the six months ended May 31, 1997, the Fund earned $23,850 in securities lending income which is included in interest income in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited (see Note G).

--------------------------------------------------------------------------------
   22

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets. For the six months ended May 31, 1997, BEA earned $1,509,072 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended May 31, 1997, BEA was reimbursed $12,890 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended May 31, 1997, BSFM earned $139,303 for administrative services.
The First National Bank of Boston, Sao Paulo ("Banco de Boston") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. Banco de Boston is paid for its services a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator's fee is paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 16,107,169 shares outstanding at May 31, 1997, BEA Associates owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at May 31, 1997 was $204,850,502. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $36,138,061, was composed of gross appreciation of $49,027,205 for those investments having an excess of value over cost and gross depreciation of $12,889,144 for those investments having an excess of cost over value.

For the six months ended May 31, 1997, total purchases and sales of securities, other than short-term investments, were $78,605,352 and $67,362,457, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The amount outstanding under the credit agreement for the Fund averaged $87,671 with an average interest rate of 8.50% during the six months ended May 31, 1997. The Fund had no amounts outstanding under the credit agreement at May 31, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of May 31, 1997, share value of the securities and percentage of net assets which the securities comprise.

                                                                                                           PERCENT
                                          NUMBER                                  FAIR VALUE     VALUE       OF
                                            OF       ACQUISITION                  AT MAY 31,      PER        NET
SECURITY                                  SHARES        DATES          COST          1997        SHARE     ASSETS
---------------------------------------  --------  ----------------  ---------  --------------  --------  ---------
The Renaissance Fund LDC...............     160         03/30/94     $1,537,995 $  1,474,546    $ 9,216      0.59
Superbowl Acquisition LDC..............      96         10/10/94       960,866     1,215,574     12,662      0.49

The Fund may incur certain costs in connection with the disposition of the above securities.
 NOTE G. COLLATERAL FOR REPURCHASE AGREEMENTS
Listed below is the collateral associated with the repurchase agreement with Citibank, N.A. outstanding at May 31, 1997:

                                                INTEREST MATURITY    CLP       MARKET    ACCRUED   TOTAL
SECURITY                                 SERIES  RATE     DATE       PAR        VALUE    INTEREST   VALUE
---------------------------------------  -----  -------  -------  ----------  ---------  ------  ---------
Pagares Capitolo Diez y Nueve..........     QA     7.83% 12/21/99 341,797,393 $ 815,687  $28,563 $ 844,250
Pagares Descontables Banco Central de
 Chile.................................     --     9.96  06/06/97  1,196,354      2,855     139      2,994
Pagares Reajustable Banco Central de
 Chile.................................     1B     6.50  05/01/99 21,331,174     50,906     276     51,182
Pagares Reajustable Banco Central de
 Chile.................................     1D     6.48  03/01/00 103,557,230   247,136   4,048    251,184
Pagares Reajustable Banco Central de
 Chile.................................     1D     6.51  05/01/99 71,117,849    169,720     921    170,641
                                                                              ---------  ------  ---------
Total                                                                         $1,286,304 $33,947 $1,320,251
                                                                              ---------  ------  ---------
                                                                              ---------  ------  ---------

Listed below is the collateral associated with the repurchase agreement with Molina, Swett y Valdes S.A. outstanding at May 31, 1997:

                                         INTEREST MATURITY    CLP       MARKET     ACCRUED     TOTAL
SECURITY                                  RATE     DATE       PAR        VALUE    INTEREST     VALUE
---------------------------------------  -------  -------  ----------  ---------  ---------  ---------
Banco Bice Deposeto Placo
 Reajustable...........................    6.63%  10/01/08 208,687,836 $ 498,026  $   5,503  $ 503,529
Banco Desarrollo Deposeto Placo
 Reajustable...........................    6.78   07/01/14 217,783,137   519,732     14,682    534,414
                                                                       ---------  ---------  ---------
Total                                                                  $1,017,758 $  20,185  $1,037,943
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

--------------------------------------------------------------------------------
   24

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On March 27, 1997, the Annual Meeting of Shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                       FOR       WITHHELD   NON-VOTES
---------------------------------------------------------------------------------  ------------  ---------  ----------
Peter A. Gordon                                                                      11,706,641    772,098   3,628,430
George W. Landau                                                                     11,710,251    768,488   3,628,430
Richard W. Watt                                                                      11,734,045    744,694   3,628,430
William W. Priest, Jr.                                                               11,709,541    769,198   3,628,430

In addition to the directors elected at the meeting, Dr. Enrique R. Arzac, James
J. Cattano and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending November 30, 1997.

                                                                            FOR        AGAINST    ABSTAIN   NON-VOTES
                                                                        ------------  ---------  ---------  ----------
                                                                          11,839,356    587,145     52,238   3,628,430

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by The First National Bank of Boston, not by The Emerging Markets Infrastructure Fund, Inc. (the "Fund"). The First National Bank of Boston will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which in-clude brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

The First National Bank of Boston, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a

--------------------------------------------------------------------------------
   26
statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: The First National Bank of Boston, InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

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   28

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Infrastructure Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of infrastructure companies in emerging countries. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 1997, BEA managed approximately $28.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmgMkt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktInfr". The Fund's New York Stock Exchange trading symbol is EMG. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Infrastructure Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST - Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                                 BEA ADVISOR FUNDS
SINGLE COUNTRY                                                   OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                            BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                        BEA Global Telecommunications
                                                                 Fund
The First Israel Fund, Inc. (ISL)                                BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                                    BEA International Equity Fund
The Portugal Fund, Inc. (PGF)
MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                                 For shareholder information or a
                                                                 copy
FIXED INCOME                                                     of a prospectus for any of the
BEA Income Fund, Inc. (FBF)                                      open-end mutual funds please
                                                                 call,
BEA Strategic Income Fund, Inc. (FBI)                            1-800-401-2230.

For closed-end fund information                                  Visit our website on the
                                                                 internet:
please call, 1-800-293-1232.                                     http://www.beafunds.com

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
 DIRECTORS AND CORPORATE OFFICERS

William W. Priest,    Chairman of the Board of Directors
Jr.

Richard W. Watt       President, Chief Investment Officer
                      and Director
Dr. Enrique R. Arzac  Director

James J. Cattano      Director

Peter A. Gordon       Director

George W. Landau      Director
Martin M. Torino      Director
Stephen M. Swift      Senior Vice President and
                      Investment Officer

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary
Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

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                                                                      3918-SA-97